CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
Common stock issued including tax benefit, net - stock grants (in shares)	7,475	5,615	6.955
Common stock issued including tax benefit, net - employee gifts (in shares)	74	49	34
Dividends per share (in dollars per share)	$ 1.00	$ 0.96	$ 0.92